EXHIBIT 99.1


                      [LETTERHEAD OF DHB INDUSTRIES, INC.]

                      2101 SW 2ND STREET  POMPANO BEACH, FL  33069
                      TEL: 954-630-0900   WWW.DHBINDUSTRIES.COM


                             COMPANY CONTACT: Media Relations/Investor Relations
                                              Glenn Wiener
                                              212-786-6013
                                              pr@dhbt.com or ir@dhbt.com
FOR IMMEDIATE RELEASE


           DHB INDUSTRIES ANNOUNCES CHANGES TO ITS BOARD OF DIRECTORS


POMPANO BEACH, FLORIDA, DECEMBER 29, 2006 - DHB Industries Inc. (OTC Pink
Sheets: DHBT.PK), a leader in the field of protective body armor, announced today that Barry Berkman notified the Company's Board of Directors on December 19, 2006 that he will not stand for reelection. Mr. Berkman will resign his position as a director of the Company effective December 31, 2006. Prior to his resignation, Mr. Berkman served on the executive committee of the Company's Board of Directors.

William Campbell, Senator (Ret) Chairman of the Board of Directors, commented, "I would like to thank Barry for his service to the Board and our Company and especially for his professionalism and commitment to the interests of the Company over this past year as we have endured many difficult challenges."

Larry Ellis, President and CEO added, "Barry has provided sage counsel to management and I am appreciative for his support and steadfastness on behalf of the Company."


ABOUT DHB INDUSTRIES

DHB Industries Inc.'s highly recognized subsidiaries, Point Blank Body Armor, Inc. (www.pointblankarmor.com) and Protective Apparel Corporation of America
(PACA) (www.pacabodyarmor.com) are in the protective body armor industry and are focused on the design, manufacture, and distribution of bullet resistant and protective body armor for military, law enforcement, and corrections in the U.S. and worldwide. Company subsidiary NDL Products, Inc. (www.ndlproducts.com) produces and markets a comprehensive line of athletic supports and braces which are merchandised through national superstore chains, as well as through private label distributors.

The Company maintains facilities in Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Washington, DC. To learn more about DHB Industries Inc. visit the website at (www.dhbindustries.com).

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) THE COMPANY'S LACK OF AUDITED FINANCIAL STATEMENTS AND ITS ABILITY TO FILE ITS PERIODIC REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION ON A TIMELY BASIS,
(2) IMPROVEMENT IN THE COMPANY'S INTERNAL CONTROL STRUCTURE OVER FINANCIAL REPORTING, (3) DE-LISTING FROM THE AMERICAN STOCK EXCHANGE, (4) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (5) ADDITIONAL FINANCING REQUIREMENTS, (6) DEVELOPMENT OF NEW PRODUCTS, (7) GOVERNMENT APPROVAL PROCESSES, INCLUDING APPROVAL OF THE SETTLEMENT BY THE COURT, (8) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (9) TECHNOLOGICAL CHANGES, (10) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS,
(11) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, AND (12) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.


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